OMB APPROVAL
OMB Number:	3235-0060
Expires:	March 31, 2006
Estimated average burden
hours per response . . . 28.0

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2007

GREATER BAY BANCORP

(Exact name of registrant as specified in its charter)

California	0-25034	77-0387041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 University Avenue, 6th Floor, East Palo Alto, California	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 813-8200

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 19, 2007, the Board of Directors of Greater Bay Bancorp (the “Company”) amended and restated the Greater Bay Bancorp Change in Control Pay Plan I (“Plan I”) and the Greater Bay Bancorp Change in Control Pay Plan II (“Plan II”) (the “Change in Control Plans”). Plan II participants include executive officers of the Company and its subsidiary ABD Insurance and Financial Services (including the Company’s named executive officers) and members of the Company’s Senior Management Council. Plan I participants include other qualifying full-time and part-time employees of the Company and its subsidiaries. The amended and restated Change in Control Plans are effective June 19, 2007. The amended Change in Control Plans are attached hereto as Exhibits 10.1 and 10.2, respectively and incorporated herein by reference.

The changes resulting from the amendment and restatement of the Change in Control Plans include, among other things: (1) revisions to the definitions of “cause” and “comparable position” to clarify the circumstances under which benefits would not be paid under the Change in Control Plans; (2) clarification of which bonus and incentive compensation payments are included in the definition of “pay” for purposes of calculating benefits payable under the Change in Control Plans; (3) shortening of the time frame within which employment termination must occur in order for benefits to be paid to within one year (from two years in Plan I and from three years in Plan II) following a Change in Control of the Company; (4) moving members of the Company’s Senior Management Council from Plan I to Plan II; (5) exclusion of persons accepting employment with the Company after the public announcement of a Change in Control from participating in benefits under the Change in Control Plans; and (6) provision of lump sum payment of benefits (rather than monthly payments over 24 months as provided prior to the amendments), subject to specified constraints on the timing and form of benefits.

Item 9.01	(d) Financial Statements and Exhibits

Exhibit Number	Exhibit Title or Description
10.1	Change in Control Pay Plan I, as amended and restated effective June 19, 2007

10.2	Change in Control Pay Plan II, as amended and restated effective June 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER BAY BANCORP

Date: June 25, 2007	By:	/s/ Linda M. Iannone
Linda M. Iannone
Executive Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
10.1	Change in Control Pay Plan I, as amended and restated effective June 19, 2007

10.2	Change in Control Pay Plan II, as amended and restated effective June 19, 2007